===============================================================================
                            SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            IXION BIOTECHNOLOGY, INC.


Payment of Filing Fee
[x] $125 per Exchange Act Rules.
[ ] $500 per each party to the controversy Pursuant to Exchange Act Rules.
[ ] Fee Computed on table below per Exchange Act Rules.
         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules:

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
         2) Form Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:
===============================================================================

                                      IXION



                    Notice of Annual Meeting of Stockholders
                                  June 12, 1998




         The annual meeting of stockholders of Ixion Biotechnology, Inc, a Delaware corporation (the "Company"), will be held at the Newark Airport Mariott, Newark International Airport, Newark, NJ 07114, on June 12, 1998 at 10:00 a.m., EDT, to:

         1. Elect five directors for a term of one year;

         2. Act upon the ratification of the designation of Coopers & Lybrand L.L.P. to audit the books and records of the Company for 1998.

         3. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Only stockholders of record as of the close of business on April 13, 1998, will be entitled to notice of the annual meeting and to vote at the annual meeting and any adjournments or postponements thereof. If you are a stockholder of record and plan to attend the meeting, please return the proxy card with the "Annual Meeting" box marked. Admission to the meeting will be on a first-come, first served basis. Stockholders will be admitted upon verification of ownership at the door.


                                    By Order of the Board of Directors,



                                    Mary Trew
                                    Secretary

Alachua, Florida
April 30, 1998


--------------------------------------------------------------------------------
                                    IMPORTANT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     If you do not expect to attend the meeting in person, please complete, date, and sign the enclosed proxy and return it without delay in the enclosed envelope, which requires n additional postage if mailed in the United States.
--------------------------------------------------------------------------------

                            IXION BIOTECHNOLOGY, INC.
                              12085 Research Drive
                                Alachua, FL 32615




                                  April 30, 1998





                                 PROXY STATEMENT



         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ixion Biotechnology, Inc. (the "Company" or "Ixion"), for use at the 1998 annual meeting of stockholders on June 12, 1998 at 10:00 a.m. EDT, and at any postponements or adjournments thereof. This proxy statement and the accompanying proxy card are expected to be the first distributed to stockholders on or about April 30, 1998.

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of mails, proxies may be solicited by telephone by officers, directors, and regular employees of the Company, none of whom will be specially compensated for such services.

         The Company's annual report to stockholders for the fiscal year ended December 31, 1997, including audited financial statements, is included herewith, but does not constitute a part of this proxy statement.

                              VOTING AT THE MEETING

         Holders of common stock of the Company, par value $.01 per share ("Common Stock"), of record at the close of business on April 13, 1998 are entitled to vote at the meeting. As of that date, there were 2,472,194 shares of Common Stock outstanding. Each stockholder entitled to vote shall have the right to one vote for each share outstanding in such stockholder's name.

         The Company presently has no other class of stock outstanding and entitled to be voted at the meeting. The presence in person or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast at the meeting constitutes a quorum.

         Shares cannot be voted at the meeting unless the holder of record is present in person or by proxy. The enclosed proxy is a means by which a stockholder may authorize the voting of his or her shares at the meeting. The shares of Common Stock represented by each properly executed proxy will be voted at the meeting in accordance with each stockholder's directions. Stockholders should specify their choices by marking the appropriate boxes on the enclosed proxy; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented at the meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgement.

         Execution of the accompanying proxy will not affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has a right to revoke it by giving written notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy, at any time before the proxy is voted.

         Your proxy vote is important. Accordingly, please complete, sign, and return the accompanying proxy whether or not you plan to attend the meeting.

                                       12

                              ELECTION OF DIRECTORS

         Proxies in the accompanying form will be voted at the meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

         The stockholders will elect five directors at the 1998 annual meeting for a term of one year expiring at the 1999 annual meeting of the stockholders, and until the election and qualification of successors (or until earlier removal or resignation). In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees. The Board of Directors has no reason to believe that any of the nominees named below will be unavailable, or, if elected, will decline to serve. Directors will be elected by a plurality of the votes cast at the annual meeting. Withheld votes will not count toward such nominee's achievement of a plurality.

     Certain information is set forth below for each nominee for director. All of the nominees are presently directors and were previously elected by the stockholders, except Dr. Karl-E. Arfors, who has been nominated to fill a newly-created vacancy on the Board.

         The Board of Directors unanimously recommends a vote FOR each of the nominees.

Nominees for Director


                                                                                                Year First
                           Principal Occupations During Past Five                                 Became
 Name of Director  Age        Years and Certain Directorships                                    Director
------------------- --  ------------------------------------------------------------------------ -----------
------------------- --  ------------------------------------------------------------------------ -----------
Weaver H. Gaines    54    Mr. Gaines is one of the founders of the Company and has been its        1993
                          Chairman and Chief Executive and a director since inception.  He was also President from April 1993 to April 1994.  From April to November
                          1992, he was a member of Bush/Quayle 92.  He is also Chairman of
                          BIO+Florida,  the  Florida  biotechnology  trade
                          association, and a director of AquaGene, Inc.
------------------- --  ------------------------------------------------------------------------ -----------
------------------- --  ------------------------------------------------------------------------ -----------

David C. Peck       50    Mr. David Peck is one of the founders of Ixion and has been a director   1993
                          since inception.  Since April 1994, he has served as President and
                          Chief Financial Officer.  From September 1995, Mr. Peck has also been
                          Chief Executive Officer and Chief Operating Officer of BACOMPT, a
                          printing company located in Carmel, Indiana.  From 1992 until April
                          1994, he was the Chief Operating Officer of NEXCOM, the Navy Exchange
                          Service Command, a multi-billion dollar retail business.  Mr. Peck is the brother of Dr. Peck, the Company's Chief Scientist.
------------------- --  ------------------------------------------------------------------------ -----------
------------------- --  ------------------------------------------------------------------------ -----------

David M. Margulies  46    Dr. Margulies is currently Executive Vice President and Chief            1994
                          Scientist of Synetic, Inc., a publicly-held company.  From July 1996 to January 1997, Dr. Margulies was a founder  and Chairman and CEO of
                          CareAgents, Inc, a developer of Internet-based clinical commerce applications, which was acquired by Synetic in January 1997.  From
                          1991 to July 1996, Dr. Margulies was a Director, an Executive Vice
                          President,   and  Chief   Scientist   of  Cerner
                          Corporation, a publicly-held company.
------------------- --  ------------------------------------------------------------------------ -----------
------------------- --  ------------------------------------------------------------------------ -----------

Vincent P. Mihalik  47    Mr. Mihalik is presently Executive Vice President, Diagnostics           1995
                          Division, F. Hoffmann-LaRoche, the parent company of Boehringer
                          Mannheim Group.  Until October of 1996, he was  Senior Vice President
                          Global Marketing for the Diabetes Care Business Unit of Boehringer
                          Mannheim Corporation.  He joined Boehringer Mannheim in 1990 and held the position of President, Patient Care Systems Division.
------------------- --  ------------------------------------------------------------------------ -----------
------------------- --  ------------------------------------------------------------------------ -----------

Karl-E. Arfors      61    Dr. Arfors has been President of Experimental Medicine, Inc., since    Nominee
                          1993.  His professional career includes positions with the Liposome
                          Company and Pharmacia AB, as well as President of the La Jolla
                          Institute for Experimental Medicine.
------------------- --  ------------------------------------------------------------------------ -----------

Committees of the Board of Directors

         The Bylaws provide that the Board may designate an executive committee and other committees, each of which shall consist of one or more directors, and the Board annually elects from its members of an Audit and Benefits Committee and an Executive Committee.

         Audit and Benefits Committee. The members of the Audit and Benefits Committee are Dr. Margulies and Mr. Mihalik, non-employee directors, and Mr. Peck, the Company's President. Upon the election of Dr. Arfors as a director, Dr. Arfors will be appointed to this Committee in place of Mr. Peck, such that the Committee will thereafter be composed exclusively of non-employee directors. This Committee, which met twice during 1997, recommends to the Board the engagement of independent auditors, reviews the professional services to be rendered by the independent auditors, the scope of their audit, their fees, and the results of their engagement. The independent auditors meet periodically with the Committee and have unrestricted access to the Committee. The Committee is also responsible for developing and executing plans for the compensation of the executive officers. Additionally, the Committee administers the terms and provisions of the 1994 Stock Option Plan (the "Option Plan") and the Board Retainer Plan, including the determination of the individuals eligible to receive awards, the individuals to whom awards should be granted, the nature of the awards to be granted, and the exercise price, vesting schedule, and term of options or awards to be granted.

     Executive Committee. The members of the Executive Committee are Mr. Gaines and Mr. Peck. The Executive Committee has all of the powers of the Board permitted under the Delaware corporation law. There were no meetings of the Executive Committee during 1997, and all of its actions were taken by unanimous consent.

Board Meetings and Attendance of Directors

         The Board of Directors had three meetings in 1997. All directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board held while they were members, and (ii) the total number of meetings held by all Committees of the Board.

Compensation of Directors

         Employees and consultants of the Company who are also directors of the Company receive no additional remuneration for fulfilling their role as director.

         Pursuant to the Board Retainer Plan, as amended, non-employee directors receive a grant of 5,000 shares of Common Stock upon election to the Board, and, during the duration of the Plan, will receive 1,000 shares annually thereafter, immediately following the annual meeting at which they are reelected to the Board. They also receive reimbursement of their expenses to attend Board meetings. In June of 1997, Dr. Margulies and Mr. Mihalik each received 1,000 shares under the Board Retainer Plan. In addition, non-employee directors are eligible to receive options under the terms of the 1994 Stock Option Plan as determined by the Audit and Benefits Committee. Non-employee directors who are members of the Audit and Benefit Committee may not be awarded discretionary option grants, but will receive a grant of options to purchase 2,000 shares of the Company's Common Stock upon appointment to the Committee, and options to purchase an additional 2,500 shares annually thereafter. Options vest over a five-year period, with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In 1997, Dr. Margulies and Mr. Mihalik each received an automatic annual grant under the 1994 Stock Option Plan of a nonqualified option to purchase 2,500 shares of Common Stock at an exercise price of $10.00 per share.

Security Ownership of Directors and Officers

         The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of February 28, 1998, by the Company's executive officers and by all directors and officers of the Company as a group.



Name                                      Number of Shares           Percent
---------------------------------- ------------------------------ -------------
---------------------------------- ------------------------------ -------------

Ammon B. Peck, Ph.D...............        655,000 (1)(4)            26.2%
---------------------------------- ------------------------------ -------------
---------------------------------- ------------------------------ -------------

Weaver H. Gaines..................        553,512 (2)(4)            22.2%
---------------------------------- ------------------------------ -------------
---------------------------------- ------------------------------ -------------

David C. Peck.....................        417,234 (3)(4)            16.7%
---------------------------------- ------------------------------ -------------
---------------------------------- ------------------------------ -------------

David M. Margulies, M.D...........         18,917 (4)                 (5)
---------------------------------- ------------------------------ -------------
---------------------------------- ------------------------------ -------------

Vincent P. Mihalik................         12,742 (4)                 (5)
                                           ----------                 ---
---------------------------------- ------------------------------ -------------
---------------------------------- ------------------------------ -------------

All officers and directors
as a group  (6 persons) ..........      1,663,404 (4)               66.6%
                                        =============               =====
---------------------------------- ------------------------------ -------------

     (1) Includes 50,000 shares held by Dr. Peck's wife in trust for her brothers as to which Dr. Peck disclaims beneficial ownership.
     (2) Includes 40,000 shares held by WABS Associates, a general partnership composed of Mr. Gaines and his three siblings. Mr. Gaines disclaims beneficial ownership of 30,000 of such shares.
     (3) Includes 1,000 shares and 250 warrants held by Mr. Peck's wife, as to which Mr. Peck disclaims beneficial ownership.
     (4) Includes shares which could be acquired within 60 days of February 28, 1998 through the exercise of stock options or the conversion of the Company's Unsecured Convertible Debt as follows: Dr. Peck (5,000 shares), Mr. Gaines (5,952 shares), Mr. Peck (12,250 shares), Dr. Margulies (2,917 shares), Mr. Mihalik (1,742 shares), and an additional officer (6,000 shares).
     (5) Less than 1.0% (including shares which could be acquired within 60 days of February 28, 1998 through the exercise of outstanding options). Percent is calculated based on actual shares outstanding plus shares exercisable by officers or directors within 60 days.

Security Ownership of Certain Beneficial Owners

         Set forth below is certain information with respect to those persons who are known to the Company to own beneficially more than five percent of the Company's Common Stock as of February 28, 1998.

---------------------------------- ------------------------------ ------------

Name and Address of  (1)                  Number of Shares            Percent
 Beneficial Owners
---------------------------------- ------------------------------ -------------

Ammon B. Peck, Ph.D...............          655,000 (2)(5)              26.2%
---------------------------------- ------------------------------ -------------
---------------------------------- ------------------------------ -------------

Weaver H. Gaines..................          553,512 (3)(5)              22.2%
---------------------------------- ------------------------------ -------------
---------------------------------- ------------------------------ -------------

David C. Peck.....................          417,234 (4)(5)              16.7%
---------------------------------- ------------------------------ -------------

     (1) Address is 12085 Research Drive, Alachua, FL 32615.
     (2) Includes 50,000 shares held by Dr. Peck's wife in trust for her brothers as to which Dr. Peck disclaims beneficial ownership.
     (3) Includes 40,000 shares held by WABS Associates, a general partnership composed of Mr. Gaines and his three siblings. Mr. Gaines disclaims beneficial ownership of 30,000 of such shares.
     (4) Includes 1,000 shares and 250 warrants held by Mr. Peck's wife, as to which Mr. Peck disclaims beneficial ownership.

     (5) Includes shares which could be acquired within 60 days of February 28, 1998 through the conversion of the Company's Unsecured Convertible Debt as follows: Dr. Peck (5,000 shares), Mr. Gaines (5,952 shares), and Mr. Peck (12,250 shares). Percent is calculated based on actual shares outstanding plus shares exercisable by officers or directors within 60 days.

         The Company is not aware of any arrangements, including pledges of securities, the execution of which may at a subsequent time result in a change in control of the Company.

Summary Compensation Table

         The following table summarizes the compensation of those persons who were, at December 31, 1997, the Company's Chairman and Chief Executive Officer, its President, its Senior Vice President and Chief Scientist, and its Vice President, Operations and Regulatory Affairs, for the years ended December 31, 1995, 1996, and 1997.

                           Summary Compensation Table
-------------------------------------- ----------------------------- ------------------------------------------

                                            Annual Compensation            Long-Term Compensation Awards

-------------------------------------- ----------------------------- ------------------------------------------
------------------------------ ------- ---------- ---------- ------- ---------------- -------------------------

                                       Deferred   Cash       All       Restricted            Securities
            Name               Year     Salary    Salary     Other    Stock Awards    Underlying Options/SARs
            ----               ----     ------    ------     -----    ------------    -----------------------
------------------------------ ------- ---------- ---------- ------- ---------------- -------------------------
------------------------------ ------- ---------- ---------- ------- ---------------- -------------------------
Weaver H. Gaines (1)......     1995     $31,250    $43,750     $0          $0                    0
Chairman and CEO               1996     $25,000    $60,000     $0          $0                    0
                               1997     $23,750    $71,250     $0          $0                    0
------------------------------ ------- ---------- ---------- ------- ---------------- -------------------------
------------------------------ ------- ---------- ---------- ------- ---------------- -------------------------

David C. Peck (2).........     1995     $35,000    $25,000     $0          $0                    0
President & CFO                1996     $25,000    $35,000     $0          $0                    0
                               1997     $20,000    $40,000     $0          $0                    0
------------------------------ ------- ---------- ---------- ------- ---------------- -------------------------
------------------------------ ------- ---------- ---------- ------- ---------------- -------------------------

Ammon B. Peck (3).........     1995     $ 7,500    $22,500     $0          $0                    0
Sr. V.P. & Chief Scientist     1996     $ 5,000    $35,000     $0          $0                    0
                               1997     $16,667    $33,333     $0          $0                    0
------------------------------ ------- ---------- ---------- ------- ---------------- -------------------------
------------------------------ ------- ---------- ---------- ------- ---------------- -------------------------

John L. Tedesco, MS.......
V.P. Operations & Reg.         1997       $0       $58,420     $0          $0                  6,000
Affairs
------------------------------ ------- ---------- ---------- ------- ---------------- -------------------------

     (1) Mr. Gaines joined the Company at its inception in March 1993.
     (2) Mr. Peck joined the Company in April 1994. He is paid a consulting fee rather than a salary. (3) Dr. Peck began consulting for the Company on June 1, 1994. He is paid a consulting fee rather than a salary.
     (4) Mr. Tedesco joined the Company in January 1997 and resigned in April of 1998. Brandywine Consulting Group, of which he is president, was paid a consulting fee based entirely on his services.

Executive Compensation and Employment Arrangements

         In August, 1994, the Board of Directors adopted an annual incentive compensation plan (the "Annual Bonus Plan"), administered by the Audit and Benefits Committee, pursuant to which officers and key consultants may be awarded cash bonuses (deferred unless the Company has sufficient cash to pay such bonuses prudently), based on the financial performance of the Company. For 1997, the Audit and Benefits Committee determined that awards could range up to 50% of a participant's base salary or consulting fee, depending on their rank. No awards under the Annual Bonus Plan were made for 1996. Awards, if any, for 1997, will be determined following the 1998 annual meeting.

         In January, 1994, the Board of Directors adopted a Deferred Compensation Plan for officers, key employees, and key consultants of the Company, permitting such persons to defer the receipt of all or a portion of their compensation. Under the Deferred Compensation Plan, an unfunded deferred compensation account is established for each participant. The only obligation of the Company regarding such account is to make the payments when they become payable if the Company has sufficient cash to do so prudently. Any amount credited to such account is solely for record-keeping, and is not considered to be held in trust or in escrow or in any way vested in the participant. Payments under the Deferred Compensation Plan are to be made only upon termination of employment (which may be by death, disability, retirement, or otherwise) and may be in a lump sum or as an annuity. In the case of certain senior participants, if termination is by death or dismissal without cause, at the election of the participant, the balance in his account may be converted into Common Stock of the Company at a price per share not greater than the lowest price per share (adjusted for stock splits, stock dividends, the issuance of convertible securities, warrants, or options, or other dilution) at which shares of the Company's Common Stock have been issued (or agreed to be issued) at any time in the 365 days preceding the date of termination. A termination is deemed without cause for substantially the same occurrences described under "Employment Agreements," below. Amounts in the account bear interest, compounded annually, at a rate established by the Board of Directors, which was 8.0% during 1997. Effective January 1, 1998, the rate established by the Board is 6.54%. A portion of compensation and all interest during 1997 were deferred by the officers.

         The Company has entered into written employment agreements (the "Employment Agreements") with two of its executive officers, Messrs. Gaines and
D. Peck (who also has a consulting agreement with the Company which essentially duplicates the terms of the Employment Agreement), which provide for initial annual base compensation of $90,000 and $60,000, respectively. Base compensation levels are to be reviewed at least annually. Upon a determination by the Board that the Company has obtained adequate financing, base compensation may be increased to not less than the average cash base compensation reported by an appropriate salary survey (as determined by the Board) for executive officers at biotechnology companies of equivalent size and status. The effective date of the Employment Agreements is August 31, 1994, and the current term of each expires December 31, 1999, renewable automatically for one year terms unless either party gives written notice of termination at least 92 days before the end of the then current term. Annual bonus compensation, if any, shall be determined by the Board of Directors.

         The Employment Agreements provide that the Company has the right to terminate the executive at any time upon 60 days' notice. A termination for cause (as defined in the Employment Agreements) is effective without further benefits, upon a finding by the Board of Directors. Termination without cause (as defined in the Employment Agreements), or termination by the executive for "Good Reason" (as defined in the Employment Agreements) requires the Company to pay severance benefits equal to the aggregate base salary at the then current rate payable through the end of the then current term, but not less than two times the executive's base compensation. In addition, the Company must pay annual bonus compensation calculated in accordance with the Employment Agreements. Finally, all restricted stock is immediately vested, all outstanding stock options are immediately vested and accelerated, and the executives have the right to purchase Common Stock of the Company pursuant to the terms of the Subordinated Note Agreement and the Deferred Compensation Plan. Termination is deemed without cause or for "Good Reason" if (i) there is a reduction in the executive's annual aggregate compensation or benefits, (ii) there is an involuntary diminution in the executive's position, powers, authority, duties, or responsibilities, or (iii) there is a material breach of the Employment Agreement by the Company.

         The Employment Agreements contain covenants that an executive must refrain from engaging in any business competitive with the Company during the period of his employment and for six months after termination or resignation and must not use, disclose or make accessible to any third party any proprietary information of the Company during the period of his employment, or thereafter. All inventions relating to oxalate technology, or biotechnology generally conceived while rendering services to the Company must be assigned to the Company.

         The Company has an exclusive consulting agreement expiring in 2000 with Dr. Ammon B. Peck for consulting services relating to the Company's business and technology. The fee is $50,000 per year. Dr. Peck is obligated to devote 48 days of service per year to the Company, including travel time, and has agreed not to engage in competitive activities with Ixion during the term of the agreement, or for two years thereafter. Subject to the provisions of Dr. Peck's employment agreement with the University of Florida, Dr. Peck has agreed to assign to the Company any inventions or intellectual property rights developed by him while performing services under the agreement. The agreement may be canceled by either party on 30 days' written notice.

Option Tables

         The following table sets forth certain information concerning all stock option grants to the Company's executive officers to date.

                      Option/SAR Grants in Last Fiscal year
                               (Individual Grants)
--------------------------------- -------------------------- ------------------------ ---------------- -------------

                                    Number of Securities           % of Total
                                   Underlying Options/SARs    Options/SARs Granted    Exercise Price    Expiration
              Name                         Granted           to Employees in Fiscal      Per Share         Date
                                                                      Year
--------------------------------- -------------------------- ------------------------ ---------------- -------------
--------------------------------- -------------------------- ------------------------ ---------------- -------------
      John L. Tedesco (1)                   3,000                     33.7%                $5.00         2/10/02
  VP Operations & Reg. Affairs              3,000                     33.7%                $5.00         10/23/02
--------------------------------- -------------------------- ------------------------ ---------------- -------------

     (1) Warrants were granted to Brandywine Consulting, Inc., of which Mr. Tedesco was President.

         The following table sets forth certain information concerning option exercises and option holdings under the Plan as of December 31, 1997 with respect to each of the Company's executive officers.

            Aggregated Options/SAR Exercises in Last Fiscal Year and
                        Fiscal Year-end Option/SAR Values

----------------------------------------- ------------------------------------ -------------------------------------

                                            Number of Securities Underlying     Value of Unexercised In-The-Money
                                          Unexercised Options/SARs at FY-end          Options/SARs at FY-end
                  Name                        Exercisable/Unexerciseable            Exercisable/Unexerciseable
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
          John L. Tedesco (1)                           6,000/0                           $60,000/$0 (1)
      VP Operations & Reg. Affairs
----------------------------------------- ------------------------------------ -------------------------------------

      (1) Warrants were granted to Brandywine Consulting, Inc., of which Mr. Tedesco was President. Value is based on the public offering price of the Company's Units. There is no trading market for the Company's Common Stock.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

         The following are transactions since January 1, 1997 between the Company and any officer, director, director nominee, or the imediate family of any such persons.

         On April 16, 1996, the Chairman and Chief Executive Officer and the President of the Company each entered into an agreement to extend the Company up to $25,000 in the form of a bridge loan. The loans bear cash interest at the rate 8% (which can be reset annually, at the election of either party, to the prime rate in effect on January 1 of any given year plus 3%), paid monthly and upon repayment of the principal. In addition, the Chairman, on June 21, 1996, agreed to increase his loan commitment to an amount up to $150,000, if necessary, to enable the Company to continue operations. $75,000 was borrowed and was outstanding under these facilities at December 31, 1997.

         In December 1996, the Company entered into a consulting agreement with Brandywine Consulting, Inc., a company whose President, John L. Tedesco, was also Vice President - Operations and Regulatory Affairs of the Company. During 1997, Brandywine Consulting was paid $58,420, was reimbursed for Mr. Tedesco's expenses, and received upon the achievement of certain milestones, five-year warrants for an aggregate of 6,000 shares of Common Stock, exercisable at $5.00 per share. Mr. Tedesco resigned as Vice President on April 4, 1998.

         In December 1997, the Company engaged the services of a printer in connection with its public offering. The printer is managed and partly owned by the Company's President. Through December 31, 1997, the printer had not rendered any service, and accordingly had not been paid.

         It is the Company's policy that any material transactions or loans, and any forgiveness of loans, between officers, directors, or material shareholders and the Company must be approved by a majority of the Company's independent directors, if any, who do not have an interest in the transaction. Furthermore, all such transactions or loans must be entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties. All of the above transactions were entered into in compliance with the Company's policy.

                             DESIGNATION OF AUDITORS

         Upon the recommendation of the Audit and Benefits Committee, the Board of Directors has designated Coopers & Lybrand L.L.P. to audit the books and accounts of the Company for the year ending December 31, 1998, and will offer a resolution at the annual meeting to ratify the designation.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgement.

                       1999 ANNUAL MEETING OF SHAREHOLDERS

         If any stockholder intends to present a proposal for consideration at the 1999 annual meeting of stockholders, such proposal must be received by the Company not later than January 1, 1999, for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company's proxy statement for such meeting.

                                      PROXY
                            IXION BIOTECHNOLOGY, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 1998




         The undersigned hereby appoints Weaver H. Gaines or David C. Peck, or either of them, as attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote all of the shares of Common Stock of Ixion Biotechnology, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Newark Airport Mariott, Newark International Airport, Newark, NJ 07114, on June 12, 1998, commencing at 10:00 a.m., local time, and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

         YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

                 PLEASE COMPLETE, DATE, AND SIGN THIS PROXY AND
                     RETURN IT IN THE ACCOMPANYING ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND A VOTE FOR PROPOSAL 2

1. To elect five directors to hold office until the 1999 Annual Meeting of Stockholders.

Nominees:  Weaver H.  Gaines,  David C.  Peck,  David M.  Margulies,  Vincent P.
           Mihalik, and Karl-E. Arfors

   For                  Withhold Authority                        Abstain
   ---                        ---                                   ---


For all nominees except as noted



2. To ratify the designation of Coopers & Lybrand LLP to audit the books and accounts of the Company for the fiscal year ended December 31, 1998.

   For                      Against                               Abstain
   ---                        ---                                   ---



Please sign exactly as name appears   Signature:            Date            1998
on this proxy.  When signing as       Signature:            Date            1998
attorney, executor, administrator,
trustee or guardian, please give
full title.  If more than one
trustee, all should sign.  All joint
owners must sign.


                ---------                                   ----------
            MARK HERE FOR CHANGE                        MARK HERE IF YOU
            OF ADDRESS AND NOTE                         PLAN TO ATTEND
            CHANGE ABOVE                                THE ANNUAL MEETING